                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)........  April 26, 1994

                                 TENNECO INC.

................................................................................
            (Exact name of registrant as specified in its charter)

           Delaware                  1-9864                     76-0233548
................................................................................
(State or other jurisdiction    (Commission File             (I.R.S. Employer
      of incorporation)              Number                 Identification No.)

      Tenneco Building, Houston, Texas                   77002
................................................................................
  (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (713) 757-2131

Item 5. Other Events

  On April 26, 1994, Tenneco Inc. issued two press releases regarding its first quarter earnings results and the filing of a registration statement to offer, in an initial public offering, thirty-five percent of the common shares of a newly-organized corporation that will own the operating assets of the Case farm and construction equipment division.

Item 7. Financial Statements and Exhibits.

    99(a) --Press Release issued April 26, 1994 regarding its first quarter earnings results and the filing of a registration statement to offer, in an initial public offering, thirty-five percent of the common shares of a newly-organized corporation that will own the operating assets of the Case farm and construction equipment division.

    99(b) --Press Release issued April 26, 1994 regarding the filing of a registration statement to offer, in an initial public offering, thirty-five percent of the common shares of a newly-organized corporation that will own the operating assets of the Case farm and construction equipment division.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TENNECO INC.
                                           Registrant

                                           By  /s/     M.W. MEYER
                                              ------------------------------
                                              M.W. Meyer, Vice President and
                                                  Deputy General Counsel

DATE: April 26, 1994

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                            -----------------------

                                   EXHIBITS

                                      to

                                   FORM 8-K

                                CURRENT REPORT

                                     Under

                      THE SECURITIES EXCHANGE ACT OF 1934

                                      for

                                 TENNECO INC.

                        Date of Report - April 26, 1994

                          Commission File No.: 1-9864

                               INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit                                                               Numbered
Number                      Description of Exhibits                     Page
- -------                     -----------------------                 ------------

 99(a)   --Press Release issued April 26, 1994 regarding its first
           quarter earnings results and the filing of a registration statement to offer, in an initial public offering, thirty-five percent of the common shares of a newly-organized corporation that will own the operating assets of the Case farm and construction equipment division.

 99(b)   --Press Release issued April 26, 1994 regarding the filing of a registration statement to offer, in an initial public offering, thirty-five percent of the common shares of a newly-organized corporation that will own the operating assets of the Case farm and construction equipment division.